UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2019 (October 15, 2019)

Achillion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33095	52-2113479
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1777 Sentry Parkway West,

Building 14, Suite 200,

Blue Bell, Pennsylvania 19422

(Address of principal executive offices, including Zip Code)

(215) 709-3040

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACHN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 15, 2019, Achillion Pharmaceuticals, Inc., a Delaware corporation (“Achillion”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Alexion Pharmaceuticals, Inc., a Delaware corporation (“Alexion”), and Beagle Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Alexion (“Merger Subsidiary”).

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Merger Subsidiary will merge with and into Achillion, with Achillion surviving as a wholly owned subsidiary of Alexion (the “Merger”). In the Merger, each share of Achillion common stock (a “Share”) issued and outstanding immediately prior to the effective time (the “Effective Time”) of the Merger (other than certain excluded shares as described in the Merger Agreement) will automatically be converted into the right to receive (1) $6.30 in cash, without interest (the “Cash Merger Consideration”), and (2) one contractual contingent value right pursuant to the CVR Agreement (as defined and described below, a “CVR”).

Completion of the Merger is subject to certain closing conditions, including (1) the adoption of the Merger Agreement by a majority of the holders of the outstanding Shares, (2) the absence of any order or other action issued by a governmental authority of competent jurisdiction that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Merger and no applicable law shall have been adopted that makes consummation of the Merger illegal or otherwise prohibited, (3) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the approval of the Merger under the antitrust laws of other specified jurisdictions, (4) the absence of any instituted, pending or threatened proceeding initiated by any governmental authority of competent jurisdiction, or by any other third party that has a reasonable likelihood of success, (i) challenging or seeking to make illegal, delay materially or otherwise directly or indirectly restrain or prohibit the consummation of the Merger or seeking to obtain material damages in connection therewith, (ii) seeking to restrain or prohibit Alexion’s ownership or operation (or that of its affiliates) of all or any material portion of the business, assets or products of Achillion or of Alexion and its subsidiaries, taken as a whole, or to compel Alexion or any of its affiliates to dispose of, license (whether pursuant to an exclusive or nonexclusive license) or hold separate all or any material portion of the business, assets or products of Achillion or of Alexion and its subsidiaries, taken as a whole, (iii) seeking, directly or indirectly, to impose or confirm material limitations on the ability of Alexion or any of its affiliates effectively to acquire, hold or exercise full rights of ownership of the Shares, including the right to vote such shares on all matters properly presented to Achillion’s stockholders, or (iv) seeking to require divestiture by Alexion, Merger Subsidiary or any of Alexion’s other affiliates of any Equity Interests (as such term is defined in the Merger Agreement), (5) the absence of any order in effect that is reasonably likely to result, directly or indirectly, in any of the effects referred to in the immediately preceding clauses (i) through (iv), (6) the absence of any fact, event, change, development or set of circumstances that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on Achillion, (7) the CVR Agreement being in full force and effect, (8) the accuracy of the other party’s representations and warranties, subject to certain materiality standards set forth in the Merger Agreement and (9) compliance in all material respects with the other party’s obligations under the Merger Agreement.

At or prior to the Effective Time, Alexion will authorize, execute and deliver the Contingent Value Rights Agreement in the form attached as Exhibit B to the Merger Agreement (the “CVR Agreement”).

In addition, at the Effective Time, each (i) compensatory option to purchase Shares (a “Company Stock Option”) that is then outstanding, unexercised and vested (or which, pursuant to its terms or the terms of a contract in effect on October 15, 2019, shall become vested upon the consummation of the Merger), (ii) unvested Company Stock Option held by a Specified Holder (as defined in the Merger Agreement) (each Company Stock Option held by a Specified Holder, a “Specified Holder Option”) who has, at or prior to the Effective Time, delivered to the Company and not revoked a Non-Competition Agreement (as that term is defined in the Merger Agreement), (iii) unvested Company Stock Option, that is not a Specified Holder Option that is held by an officer or employee of the Company other than a Specified Holder who has, at or prior to the Effective Time, delivered to the Company and not revoked a General Release (as that term is defined in the Merger Agreement), and (iv) Company Stock Option that is then outstanding and unexercised, whether or not vested, that is held by an individual who is not an officer or employee of the Company, which, in each case, has a per share exercise price that is less than the Cash Merger Consideration (each, an “In the Money Option”), will be cancelled and converted into the right to receive both (i) a cash payment equal to (A) the excess, if any, of (x) the Cash Merger Consideration over (y) the exercise price payable per Share under such Company Stock Option, multiplied by (B) the total number of Shares subject to such In the Money Option immediately prior to the Effective Time (without regard to vesting) and (ii) one CVR for each Share subject to such In the Money Option immediately prior to the Effective Time (without regard to vesting).

At the Effective Time, each (i) Company Stock Option other than an In the Money Option that is then outstanding, unexercised and vested (or which, pursuant to its terms or the terms of a contract in effect on October 15, 2019, shall become vested upon the consummation of the Merger), (ii) unvested Company Stock Option that is not an In the Money Option that is held by a Specified Holder who has, at or prior to the Effective Time, delivered to the Company and not revoked a Non-Competition Agreement, (iii) unvested Company Stock Option that is not an In the Money Option held by an officer or employee of the Company other than a Specified Holder who has, at or prior to the Effective Time, delivered to the Company and not revoked a General Release, (iv) Company Stock Option other than an In the Money Option that is then outstanding and unexercised, whether or not vested, that is held by an individual who is not an officer or employee of the Company (each, an “Out of the Money Option”), will be cancelled and, except as described below, converted into the right to receive a cash payment, if any, from Alexion with respect to each Share subject to the Out of the Money Option upon each Milestone Payment Date (as defined in the CVR Agreement) (each, a “Valuation Point”) which occurs after the Effective Time, equal to (i) the amount by which, as of the Valuation Point, the sum of (x) the Cash Merger Consideration, (y) the amount per Share in cash previously paid in respect of any earlier Valuation Points (if any) and (z) the amount per Share in cash to be paid at such Valuation Point under the CVR Agreement (collectively, the “Per Share Value Paid”) exceeds the exercise price payable per Share under such Out of the Money Option, less (ii) the amount of all payments previously received with respect to such Out of the Money Option. Any Out of the Money Options with an exercise price payable per Share equal to or greater than $8.30 and any other Company Stock Options that are not vested as of the effective time and which do not vest pursuant to their respective terms or the terms of a contract in effect on October 15, 2019 that are held by (1) a Specified Holder who has not, at or prior to the Effective Time, delivered to the Company and not revoked a Non-Competition Agreement or (2) an officer or employee of the Company who is not a Specified Holder who has not, at or prior to the Effective Time, delivered to the Company and not revoked a General Release will be cancelled at the Effective Time without any consideration payable therefor.

The Merger Agreement includes representations, warranties and covenants of the parties customary for a transaction of this nature. Among other things, until the earlier of the termination of the Merger Agreement or the Effective Time, Achillion has agreed to operate its business in the ordinary course consistent with past practice and has agreed to certain other operating covenants, as set forth fully in the Merger Agreement. The Merger Agreement also prohibits Achillion’s solicitation of proposals relating to alternative transactions and restricts Achillion’s ability to furnish information to, or participate in any discussions or negotiations with, any third party with respect to any such transaction, subject to certain limited exceptions.

Either Achillion or Alexion may terminate the Merger Agreement in certain circumstances, including if (1) the Merger is not completed by April 15, 2020, subject to extension by Alexion in certain circumstances in the event that antitrust approval is not obtained (the “End Date”), (2) a governmental authority of competent jurisdiction has issued a final non-appealable order prohibiting the Merger or any applicable law makes consummation of the Merger illegal, (3) Achillion’s stockholders fail to adopt the Merger Agreement, (4) the other party breaches its representations, warranties or covenants in the Merger Agreement in a way that would entitle the party seeking to terminate the Merger Agreement not to consummate the Merger, subject to the right of the breaching party to cure the breach, (5) subject to compliance with specified process and notice requirements, Achillion terminates the Merger Agreement in order to enter into an agreement providing for a “Superior Proposal” (as such term is defined in the Merger Agreement), or (6) Achillion’s board of directors has changed its recommendation in favor of the Merger. In the event of a termination of the Merger Agreement under certain specified circumstances, including termination by Achillion to enter into an agreement providing for a Superior Proposal, or a termination by Alexion following a change in recommendation by Achillion’s board of directors, Achillion may be required to pay Alexion a termination fee equal to $20,000,000. In the event of a termination of the Merger Agreement under certain specified circumstances, including failure to complete the merger by April 15, 2020 (or such later date as extended by Alexion) if, at the time of such termination, any necessary antitrust approval has not been obtained, or a final non-appealable order prohibiting the Merger by a governmental authority of competent jurisdiction, Alexion may be required to pay Achillion a termination fee equal to (i) $30,000,000 if the Merger Agreement is terminated prior to April 15, 2020, (ii) $40,000,000 if Alexion has extended the End Date and the Merger Agreement is terminated after April 15, 2020 but on or prior to the July 15, 2020, (iii) $50,000,000 if Alexion has extended the End Date twice and the Merger Agreement is terminated after July 15, 2020 but on or prior to October 15, 2020 or (iv) $60,000,000 if Alexion has extended the End Date three times and the Merger Agreement is terminated after October 15, 2020.

Contingent Value Rights Agreement

At or prior to the Effective Time, Alexion and a rights agent mutually acceptable to Alexion and Achillion will enter into the CVR Agreement governing the terms of the CVRs to be received by Achillion’s stockholders. The CVRs are not transferable except under certain limited circumstances, will not be evidenced by a certificate or other instrument and will not be registered or listed for trading. The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in Alexion, Merger Subsidiary, Achillion or any of their affiliates.

Each CVR represents the right to receive (1) $1.00 upon the earlier of (i) first dosing of the first patient with ACH-5228 in the first Phase III clinical trial, (ii) the Conversion Date (defined in the CVR Agreement as the date when the first action specified in the protocol for the corresponding Adaptive Trial (as defined in the CVR Agreement) is taken following the decision to modify such Adaptive Trial to proceed as a Phase III clinical trial) for the first Converted Trial (as defined in the CVR Agreement) of any pharmaceutical product containing ACH-5228, and (iii) the first submission of a new drug application to market and sell any pharmaceutical product containing ACH-5528 in the United States (the “Clinical Trial Milestone”), in each case, prior to the fourth anniversary of the consummation of the Merger (the “Clinical Trial Milestone Period”), and (2) $1.00 upon Alexion’s first receipt of approval by the FDA of a new drug application which approval grants Alexion the right to market and sell ACH-4471 in the United States (the “Regulatory Approval Milestone”) prior to the date that is fifty-four months after the date of the consummation of the Merger (the “Regulatory Approval Milestone Period”). Such payments will be made on or prior to the date that is fifteen (15) business days following the achievement of the Clinical Trial Milestone or the Regulatory Approval Milestone, as applicable (the “Milestone Payment Date”).

There can be no assurance that the Clinical Trial Milestone will be achieved during the Clinical Trial Milestone Period or that the Regulatory Approval Milestone will be achieved during the Regulatory Approval Milestone Period, and that the resulting payments will be required of Alexion.

Additional Information

The foregoing description of the Merger Agreement and the CVR Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report, and the Form of CVR Agreement, which is attached as Exhibit B to the Merger Agreement, all of which are incorporated herein by reference.

The Merger Agreement and the CVR Agreement and the foregoing description have been included to provide investors and stockholders with information regarding the terms of these agreements. They are not intended to provide any other factual information about Achillion. The representations, warranties and covenants contained in each of these documents were or will be made only as of specified dates for the purposes of such agreement, were (except as expressly set forth therein) solely for the benefit of the parties to such agreements and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and discussed in the foregoing descriptions, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the agreements, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Forward Looking Statements

The information contained in this Current Report on Form 8-K (the “Current Report”) is as of October 16, 2019. Achillion assumes no obligation to update forward-looking statements contained in this Current Report as the result of new information or future events or developments.

This Current Report contains forward-looking information related to Alexion, Achillion and the proposed acquisition of Achillion by Alexion that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this Current Report include, among other things, statements about the potential benefits of the proposed acquisition, the anticipated contractual contingent value right payment, earnings dilution and accretion, and growth, Alexion’s and Achillion’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of Alexion and Achillion, Achillion’s product pipeline and portfolio assets, the ability to achieve certain milestones that trigger the contractual contingent value right payment, and the anticipated timing of closing of the proposed acquisition. Risks and uncertainties include, among other things, risks related to the fact that the proposed acquisition may not be completed due to Achillion’s or Alexion’s failure to satisfy or waive the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including uncertainties as to whether Achillion’s stockholders will approve the Merger and the possibility that the acquisition does not close; the possibility that competing offers may be made; risks related to obtaining the requisite consents to the acquisition, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals and the risk that one or more governmental entities may deny approval); the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships; negative effects of the announcement or the consummation of the proposed acquisition on the market price of Alexion’s common stock, Alexion’s credit ratings and/or Alexion’s operating results; significant transaction costs or unexpected expenses; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies, including government-mandated price decreases of Alexion’s products; future business combinations or disposals; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; the potential benefits of factor D inhibition as a treatment for complement-mediated diseases, including (ACH-4471) danicopan for paroxysmal nocturnal hemoglobinuria and C3 glomerulopathy (C3G); the potential benefits of, and indications for, Achillion’s compounds that inhibit factor D, including danicopan and ACH-5228; the status of enrollment in Achillion’s ongoing clinical trials; Achillion’s expectations regarding the advancement of, and timeline for reporting results from, clinical trials of its product candidates (including danicopan and ACH-5228) as well as its ability to advance additional compounds; the possibility that results of clinical trials are not predictive of safety and efficacy results of products in broader patient populations; the possibility that clinical trials of product candidates could be delayed or terminated prior to completion for a number of reasons; the possibility that interim results from a clinical trial are not predictive of the final results of that trial and the possibility that results of early clinical trials or preclinical studies will not be indicative of the results of later clinical trials; Achillion’s expectations regarding the timing of regulatory interactions and filings; the uncertainty that the milestones for the contractual contingent value right payment may not be achieved in the prescribed timeframe or at all; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from Alexion’s and Achillion’s clinical studies; the possibility that Achillion fails to satisfactorily address matters raised by the regulatory agencies; whether and when drug applications may be filed in any jurisdictions for any potential indication for any of Alexion’s or Achillion’s pipeline assets; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of any such products; and competitive developments.

A further description of risks and uncertainties relating to Achillion can be found in Achillion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and in its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC and available at http://www.sec.gov and http://www.achillion.com.

These forward-looking statements are based on numerous assumptions and assessments made by Alexion and Achillion in light of their respective experiences and perceptions of historical trends, current conditions, business strategies, operating environment, future developments and other factors they believe are appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this Current Report could cause Alexion’s plans with respect to Achillion, actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in the forward-looking statements in this Current Report are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this Current Report are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this Current Report.

Note to Investors and Security Holders

This Current Report does not constitute a solicitation of any vote or approval. In connection with the proposed acquisition of Achillion by Alexion, Achillion intends to file with the SEC a proxy statement, as well as other relevant documents concerning the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ACHILLION ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Alexion will be available free of charge on Alexion’s internet website at http://www.alexion.com under the tab, “Investors” and under the heading “SEC Filings” or by contacting Alexion’s Investor Relations Department at investorrelations@alexion.com. Copies of the documents filed with the SEC by Achillion will be available free of charge on Achillion’s internet website at http://www.achillion.com under the tab “Investors and News” and under the heading “SEC Filings” or by contacting Achillion’s Investor Relations Department through http://ir.achillion.com/contact-us.

Certain Information Regarding Participants

Alexion, Achillion and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Alexion is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 6, 2019, and its proxy statement for its May 14, 2019 annual meeting of stockholders, which was filed with the SEC on March 26, 2019. Information about the directors and executive officers of Achillion is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on March 7, 2019, and its proxy statement for its May 30, 2019 annual meeting of stockholders, which was filed with the SEC on April 15, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 15, 2019, the board of directors of Achillion adopted an amendment to Achillion’s existing Amended and Restated By-Laws (the “Bylaws”) by adding a new Section 5.9 containing a forum selection provision (the “Amendment”). The Amendment provides that, unless Achillion consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of Achillion; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, stockholder, employee or agent of Achillion to Achillion or Achillion’s stockholders; (iii) any action asserting a claim against Achillion or any director, officer, stockholder, employee or agent of Achillion arising out of or relating to any provision of the Delaware General Corporation Law or Achillion’s Certificate of Incorporation or Bylaws; or (iv) any action asserting a claim against Achillion or any director, officer, stockholder, employee or agent of Achillion governed by the internal affairs doctrine of the State of Delaware. In the event that the Court of Chancery of the State of Delaware lacks subject matter jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware, in each such case, unless the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein.

This summary is qualified in its entirety by reference to the Amendment to the Bylaws, dated as of October 15, 2019, and filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 8.01	Other Events.

On October 16, 2019, Achillion and Alexion issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated October 15, 2019, by and among Achillion Pharmaceuticals, Inc., Alexion Pharmaceuticals, Inc., and Beagle Merger Sub, Inc.*

3.1	Amendment to Achillion’s Amended and Restated By-Laws, dated October 15, 2019

99.1	Joint Press Release, dated October 16, 2019

*

Schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Achillion Pharmaceuticals, Inc.

By:	/s/ Brian Di Donato
Senior Vice President and
Chief Financial Officer

Dated: October 16, 2019